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                                  EXHIBIT 10.14





                               FOURTH AMENDMENT TO
                                CREDIT AGREEMENT
                         Dated as of September 27, 2002

                                      Among

               NEW ENGLAND AUDIO CO., INC. and NEA DELAWARE, INC.,
                                  as Borrowers,

                     TWEETER HOME ENTERTAINMENT GROUP, INC.,
            TWEETER HOME ENTERTAINMENT GROUP FINANCING COMPANY TRUST,
                                 THEG USA, L.P.,
                          TWEETER OF CALIFORNIA, INC.,
                              THE VIDEO SCENE INC.,
                               SOUND ADVICE, INC.
                                       and
                          SOUND ADVICE OF ARIZONA INC.,
                                  as Guarantors

                            THE LENDERS PARTY HERETO

                                       and

                              FLEET NATIONAL BANK,
                            as Agent for the Lenders
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                      FOURTH AMENDMENT TO CREDIT AGREEMENT

      This FOURTH AMENDMENT TO CREDIT AGREEMENT is entered into as of September 27, 2002 by and among NEW ENGLAND AUDIO CO., INC., a Massachusetts corporation ("New England Audio"), and NEA DELAWARE, INC., a Delaware corporation ("NEA Delaware"), (each a "Borrower" and collectively the "Borrowers"), TWEETER HOME ENTERTAINMENT GROUP, INC., a Delaware corporation ("Tweeter"), TWEETER HOME ENTERTAINMENT GROUP FINANCING TRUST, a Massachusetts business trust ("Tweeter Trust"), THEG USA, L.P., a Delaware limited partnership ("THEG"), TWEETER OF CALIFORNIA, INC., a California corporation ("TOC"), THE VIDEO SCENE INC., a California corporation ("TVS"), SOUND ADVICE, INC., a Florida corporation ("Sound Advice"), successor by merger to TWT Acquisition Corp. and SAI Distributors, Inc., and SOUND ADVICE OF ARIZONA INC., a Florida corporation ("SAOA") (Tweeter, Tweeter Trust, THEG, TOC, TVS, Sound Advice and SAOA, each a "Guarantor" and collectively the "Guarantors") (each Borrower and each Guarantor a "Loan Party" and the Borrowers and the Guarantors collectively the "Loan Parties"), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association ("Wachovia"), successor by merger to First Union National Bank and FLEET NATIONAL BANK, national banking association, as Agent (the "Agent" and together with Wachovia, the "Lenders").

                                    Recitals

      The Borrowers, the Guarantors, the Lenders and the Agent are parties to a Credit Agreement dated as of June 29, 2001 (as amended, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement. In connection with an anticipated write-down of goodwill and corresponding charge to Consolidated Net Income of not to exceed $197,000,000 to be taken by Tweeter and its Subsidiaries during the quarter ended September 30, 2002 (the "2002 Goodwill Charge"), the Loan Parties desire to amend the Credit Agreement in certain respects and to compute certain covenants without regard to the effect of the 2002 Goodwill Charge. The Agent and the Lenders are willing to amend the Credit Agreement and agree that such covenants may be computed without regard to the effect of the 2002 Goodwill Charge, in each case on the terms and conditions set forth herein.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Lenders and the Agent hereby amend the Credit Agreement as follows:

        AMENDMENT TO DEFINITIONS. SECTION 1.1 OF THE CREDIT AGREEMENT IS
                     HEREBY AMENDED BY ADDING THE FOLLOWING
                   DEFINITIONS THERETO IN ALPHABETICAL ORDER:

            "Consolidated Intangible Assets" shall mean (a) all intercompany loans (without duplication for exclusions made in accordance with generally accepted accounting principles) and loans to any employee or officer of Tweeter and its Subsidiaries, and all amounts payable to Tweeter and its Subsidiaries from any of the aforesaid persons, (b) all assets which would be classified as intangible assets under generally accepted accounting principles consistently applied, including, without limitation, goodwill (whether representing the excess of cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises, and deferred charges (including, without limitation, unamortized debt discount and expense, organization costs, and research and development costs), (c) treasury stock and minority interests in other corporations or business organizations, (d) cash set apart and held in a sinking or other analogous fund established for the purpose of redemption or other retirement of capital stock, and (e) to the extent not already deducted from total assets, reserves for depreciation, depletion, obsolescence and/or amortization of properties and all other reserves or appropriations of retained earnings which, in accordance with generally accepted accounting principles consistently applied, should be established in connection with the business conducted by Tweeter and its Subsidiaries.

            "Consolidated Tangible Net Worth" shall mean, at any date as of which the amount thereof shall be determined, the consolidated assets of Tweeter and its Subsidiaries less the sum of (a) Consolidated Intangible Assets and (b) the consolidated liabilities of Tweeter and its Subsidiaries, determined in accordance with generally accepted accounting principles.

                         AMENDMENTS TO CREDIT AGREEMENT.

     ARTICLE 7 OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY DELETING SECTION
      7.3 THEREOF IN ITS ENTIRETY AND SUBSTITUTING THEREFOR THE FOLLOWING:

            Section 7.3 Consolidated Tangible Net Worth. Commencing with the quarter ending September 30, 2002, Tweeter and its Subsidiaries shall, at all times, maintain a Consolidated Tangible Net Worth equal to or greater than the sum of (a) $140,000,000 plus (b) 50% of cumulative Consolidated Net Income (without deduction for any losses) for each quarter, commencing with the quarter ending on December 31, 2002 plus (c) all amounts received by Tweeter and its Subsidiaries after September 30, 2002 from the issuance of equity interests.

     ARTICLE 7 OF THE CREDIT AGREEMENT IS HEREBY FURTHER AMENDED BY DELETING FROM SECTION 7.4 THEREOF AND THE TITLE OF SUCH SECTION, THE PHRASE "INTEREST EXPENSE" AND TO SUBSTITUTE THEREFOR THE PHRASE "INTEREST
                                    CHARGES".

     ARTICLE 7 OF THE CREDIT AGREEMENT IS HEREBY FURTHER AMENDED BY DELETING
        SECTION 7.6 THEREOF IN ITS ENTIRETY AND SUBSTITUTING THEREFOR THE
                                   FOLLOWING:

            Section 7.6 Consolidated EBITDA. Tweeter and its Subsidiaries shall earn Consolidated EBITDA of not less than $45,000,000 for each period of four consecutive fiscal quarters, commencing with the four-quarter period ending September 30, 2002.

      COMPUTATION OF CERTAIN COVENANTS. THE LENDERS AND THE AGENT HEREBY AGREE THAT THE COVENANTS CONTAINED IN SECTION 7.1, 7.2, 7.4 AND 7.6 OF THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, SHALL BE
CALCULATED WITHOUT REGARD TO THE EFFECT OF THE 2002 GOODWILL CHARGE WITH RESPECT
 TO ALL CALCULATIONS TO BE MADE FROM SEPTEMBER 30, 2002 THROUGH JUNE 30, 2003.

      EFFECTIVENESS; CONDITIONS TO EFFECTIVENESS. THIS FOURTH AMENDMENT TO CREDIT AGREEMENT SHALL BECOME EFFECTIVE AS OF SEPTEMBER 27, 2002 UPON (A)
EXECUTION HEREOF BY THE BORROWERS, THE GUARANTORS, THE LENDERS AND THE AGENT AND
   (B) RECEIPT BY AGENT, ON BEHALF OF THE LENDERS, OF AN AMENDMENT FEE IN THE AMOUNT OF $10,000 TO BE PAID TO THE LENDERS PRO RATA.

      REPRESENTATIONS AND WARRANTIES; NO DEFAULT. THE LOAN PARTIES HEREBY CONFIRM TO THE LENDERS AND THE AGENT THE REPRESENTATIONS AND WARRANTIES OF THE
   LOAN PARTIES SET FORTH IN ARTICLE 5 OF THE CREDIT AGREEMENT AS OF THE DATE HEREOF, AS IF SET FORTH HEREIN IN FULL (EXCEPT THAT THE REFERENCES IN ARTICLE 5
  OF THE CREDIT AGREEMENT TO THE 2000 FINANCIAL STATEMENTS SHALL BE DEEMED TO REFER TO THE MOST RECENT ANNUAL AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF
 TWEETER AND ITS SUBSIDIARIES FURNISHED TO THE AGENT). THE LOAN PARTIES HEREBY
  CERTIFY THAT, AFTER GIVING EFFECT HERETO, NO DEFAULT EXISTS UNDER THE CREDIT
                                   AGREEMENT.

      MISCELLANEOUS. THE LOAN PARTIES AGREE, JOINTLY AND SEVERALLY, TO PAY ON DEMAND ALL THE AGENT'S FEES AND REASONABLE EXPENSES IN PREPARING, EXECUTING AND
     DELIVERING THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, AND ALL RELATED INSTRUMENTS AND DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES
AND OUT-OF-POCKET EXPENSES OF THE AGENT'S SPECIAL COUNSEL, GOODWIN PROCTER LLP. THIS FOURTH AMENDMENT TO CREDIT AGREEMENT SHALL BE A LENDER AGREEMENT AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED UNDER THE LAWS OF THE COMMONWEALTH OF
     MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES RELATING TO CHOICE OF LAW.


                           [INTENTIONALLY LEFT BLANK]
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      IN WITNESS WHEREOF, the Borrowers, the Guarantors, the Lender and the
Agent have caused this Third Amendment to the Credit Agreement to be executed under seal by their duly authorized officers as of the date first set forth above.

                                        NEW ENGLAND AUDIO CO., INC.

                                        By: /s/ Joseph McGuire
                                            --------------------------------
                                            Name:   Joseph McGuire
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer

                                        NEA DELAWARE, INC.

                                        By: /s/ Joseph McGuire
                                            --------------------------------
                                            Name:   Joseph McGuire
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer

                                        TWEETER HOME ENTERTAINMENT GROUP, INC.

                                        By: /s/ Joseph McGuire
                                            --------------------------------
                                            Name:   Joseph McGuire
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer

                                        TWEETER HOME ENTERTAINMENT GROUP
                                        FINANCING COMPANY TRUST

                                        By: /s/ Joseph McGuire
                                            --------------------------------
                                            Name:   Joseph McGuire
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer
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                                        THEG USA, L.P


                                        By:  New England Audio Co., Inc.,
                                             General Partner

                                        By: /s/ Joseph McGuire
                                            --------------------------------
                                            Name:   Joseph McGuire
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer

                                        TWEETER OF CALIFORNIA, INC.

                                        By: /s/ Joseph McGuire
                                            --------------------------------
                                            Name:   Joseph McGuire
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer

                                        THE VIDEO SCENE INC.

                                        By: /s/ Joseph McGuire
                                            --------------------------------
                                            Name:   Joseph McGuire
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer

                                        SOUND ADVICE, INC.

                                        By: /s/ Joseph McGuire
                                            --------------------------------
                                            Name:   Joseph McGuire
                                            Title:  President

                                        SOUND ADVICE OF ARIZONA INC.

                                        By: /s/ Joseph McGuire
                                            --------------------------------
                                            Name:   Joseph McGuire
                                            Title:  President

                                        FLEET NATIONAL BANK, as Agent

                                        By: /s/ Michael J. Bassick
                                            --------------------------------
                                            Name:   Michael J. Bassick
                                            Title:  Vice President
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                                        FLEET NATIONAL BANK

                                        By: /s/ Michael J. Bassick
                                            --------------------------------
                                            Name:   Michael J. Bassick
                                            Title:  Vice President

                                        WACHOVIA BANK, NATIONAL ASSOCIATION

                                        By: /s/ Mark S. Supple
                                            --------------------------------
                                            Name    Mark S. Supple
                                            Title:  Vice President